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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     October 12, 2004
                                                     -----------------------


                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


           0-23494                                       35-1778566
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   (Commission File Number)                   (IRS Employer Identification No.)


         501 Airtech Parkway, Plainfield, Indiana                46168
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         (Address of Principal Executive Offices)              (Zip Code)


                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 12, 2004, Brightpoint, Inc., an Indiana Corporation ("Registrant") entered into an indemnification agreement (the "Indemnification Agreement") and a Restricted Stock Unit Award Agreement ("RSU Agreement") with Lisa M. Kelley. Pursuant to the Indemnification Agreement, Registrant agrees to indemnify Ms. Kelley against certain liabilities that may arise by reason of her status or service as Registrant's Senior Vice President, Corporate Controller and Chief Accounting Officer and to advance her expenses incurred as a result of a proceeding as to which she may be indemnified. The Indemnification Agreement is substantially similar to Registrant's indemnification agreements with its directors and other officers and is intended to provide indemnification rights to the fullest extent permitted under the Business Corporation Law of the State of Indiana and is in addition to any other rights Ms. Kelley may have under the Registrant's Restated Articles of Incorporation, Bylaws and other applicable law. A copy of the Indemnification Agreement is annexed as Exhibit 10.1.

The RSU Agreement relates to the August 13, 2004 grant of 12,000 restricted stock units ("Units") to Ms. Kelley pursuant to Registrant's 2004 Long-Term Incentive Plan (the "Plan"). The RSU Agreement provides that the Units are subject to the terms of the Plan and vest as to one-third of the Units in each of the next three years, subject to termination or acceleration upon termination of employment, retirement, disability or death. The RSU Agreement states that Ms. Kelley has no rights as a shareholder with respect to the Units until the Units vest and the certificates representing common shares of the Registrant are delivered upon vesting. A copy of the RSU Agreement is annexed as Exhibit 10.2.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.1 Indemnification Agreement dated October 12, 2004 between Brightpoint, Inc. and Lisa M. Kelley.

         10.2 Restricted Stock Unit Award Agreement executed on October 12, 2004 between Brightpoint, Inc. and Lisa M. Kelley.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BRIGHTPOINT, Inc.
                                      (Registrant)

                                      By:/s/ Steven E. Fivel
                                         ---------------------------------
                                           Steven E. Fivel
                                           Executive Vice President and
                                           General Counsel

Date:  October 14, 2004

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                                INDEX TO EXHIBITS

         Exhibit           Description
         -------           -----------

         10.1 Indemnification Agreement dated October 12, 2004 between Brightpoint, Inc. and Lisa M. Kelley.

         10.2 Restricted Stock Unit Award Agreement executed on October 12, 2004 between Brightpoint, Inc. and Lisa
                           M. Kelley.